                                                                      EXHIBIT 99

                                 EXHIBIT INDEX

EXHIBIT     DESCRIPTION

EX-99.a     Articles of Amendment  and  Restatement  of American  Century  Asset
Allocation  Portfolios,  Inc.,  dated  August  18,  2004  (filed as Exhibit a to
Pre-Effective  Amendment No. 1 to the Registration  Statement of the Registrant,
File No. 333-116351, on August 30, 2004, and incorporated herein by reference).

EX-99.b     Bylaws of American Century Asset Allocation Portfolios,  Inc. (filed as Exhibit b to the Initial Registration  Statement of the Registrant,  File No.
333-116351, on June 10, 2004, and incorporated herein by reference).

EX-99.c     Registrant  hereby  incorporates  by reference,  as though set forth fully  herein,  the Fourth and Sixth  Articles of the  Registrant's  Amended and
Restated  Articles of  Incorporation,  included  within Exhibit (a) herein,  and
Sections 3 through 11 of the Registrant's  Bylaws,  incorporated by reference as
Exhibit (b) herein.

EX-99.d     Amended and Restated  Management  Agreement between American Century
Asset Allocation  Portfolios,  Inc. and American Century Investment  Management,
Inc., dated July 29, 2005 (filed as Exhibit d to Post-Effective  Amendment No. 3 to the Registration  Statement of the Registrant on September 19, 2005, File No.
333-116351, and incorporated herein by reference).

EX-99.e     Distribution Agreement between American Asset Allocation Portfolios,
Inc. and American Century Investment Services, Inc., dated as of August 31, 2004
(filed  as  Exhibit  e to  Pre-Effective  Amendment  No.  1 to the  Registration
Statement  of the  Registrant,  File No.  333-116351,  on August 30,  2004,  and
incorporated herein by reference).

EX-99.g     Master  Agreement by and between  Commerce  Bank N.A. and  Twentieth
Century Services, Inc. (filed as Exhibit b8e to Post-Effective  Amendment No. 76 to the Registration  Statement of American Century Mutual Funds,  Inc., File No.
2-14213, filed on February 28, 1997, and incorporated herein by reference).

EX-99.h1    Transfer Agency Agreement  between American Century Asset Allocation
Portfolios,  Inc. and American Century Services Corporation,  dated as of August
31,  2004  (filed  as  Exhibit  h1  to  Pre-Effective  Amendment  No.  1 to  the
Registration  Statement of the Registrant,  File No.  333-116351,  on August 30,
2004, and incorporated herein by reference).

EX-99.h2    Customer Identification Program Reliance Agreement, dated August 26,
2004 (filed as Exhibit h2 to Post-Effective  Amendment No. 1 to the Registration
Statement of the  Registrant,  File No.  333-116351,  on September 1, 2004,  and
incorporated herein by reference).

EX-99.i     Opinion and Consent of Counsel,  dated  September 29, 2004 (filed as
Exhibit i to Post-Effective Amendment No. 2 to the Registration Statement of the
Registrant on September 29, 2004, File No. 333-116351,  and incorporated  herein by reference).

EX-99.j1    Consent of  Deloitte & Touche  LLP,  independent  registered  public accounting firm, dated November 23, 2005.

EX-99.j2    Power of Attorney,  dated  November 16, 2004 (filed as Exhibit j2 to
Post-Effective  Amendment  No. 106 to the  Registration  Statement  of  American
Century Mutual Funds,  Inc., File No.  2-14213,  filed on November 29, 2004, and incorporated herein by reference).

EX-99.j3    Secretary's  Certificate,  dated November 16, 2004 (filed as Exhibit
j3 to Post-Effective Amendment No. 106 to the Registration Statement of American
Century Mutual Funds,  Inc., File No.  2-14213,  filed on November 29, 2004, and incorporated herein by reference).

EX-99.l     Initial Capital Agreement, dated August 25, 2004 (filed as Exhibit l
to  Pre-Effective   Amendment  No.  1  to  the  Registration  Statement  of  the
Registrant,  File No. 333-116351, on August 30, 2004, and incorporated herein by reference).

EX-99.m1    Advisor  Class  Master   Distribution  and  Individual   Shareholder
Services Plan of American Century Asset Allocation Portfolios, Inc., dated as of
August 31, 2004  (filed as Exhibit m1 to  Pre-Effective  Amendment  No. 1 to the
Registration  Statement of the Registrant,  File No.  333-116351,  on August 30,
2004, and incorporated herein by reference).

EX-99.m2    R Class Master Distribution and Individual Shareholder Services Plan
of American  Century Asset Allocation  Portfolios,  Inc., dated as of August 31,
2004 (filed as Exhibit m2 to  Pre-Effective  Amendment No. 1 to the Registration
Statement  of the  Registrant,  File No.  333-116351,  on August 30,  2004,  and
incorporated herein by reference).

EX-99.n     Multiple Class Plan of American Century Asset Allocation Portfolios,
Inc., dated as of August 31, 2004 (filed as Exhibit n to Pre-Effective Amendment
No. 1 to the Registration Statement of the Registrant,  File No. 333-116351,  on
August 30, 2004, and incorporated herein by reference).

EX-99.p1    American Century  Investments Code of Ethics (filed as Exhibit p1 to
Post-Effective  Amendment  No.  38 to the  Registration  Statement  of  American
Century California  Tax-Free and Municipal Funds, File No. 2-82734,  on December
29, 2004, and incorporated herein by reference).

EX-99.p2    Independent  Directors'  Code of Ethics amended March 4, 2000 (filed as Exhibit p2 to Post-Effective  Amendment No. 106 to the Registration Statement
of American  Century Mutual Funds,  Inc. on November 29, 2004, File No. 2-14213,
and incorporated herein by reference).